Exhibit 99.1

PRESS RELEASE

SUMMIT, N.J.

Kenvue Announces CEO Transition and
Actions to Unlock Shareholder Value
●	Appoints Current Kenvue Director and Proven CPG and Technology Company Leader, Kirk Perry, as Interim CEO, Effective Immediately

●	Announces Ongoing Review of Strategic Alternatives

●	Reports Select Preliminary Second Quarter 2025 Financial Results

July 14, 2025

Kenvue Inc. (NYSE: KVUE) today announced that its Board of Directors is implementing a set of actions to enable the Company to unlock shareholder value and reach its full potential. The Board has made a Chief Executive Officer transition and is advancing an ongoing comprehensive review of strategic alternatives.

“Kenvue has world-class brands in attractive categories and a strong global platform. The actions announced today are to ensure we have the right talent, brand portfolio and operational foundation to fully capitalize on those strengths, accelerate profitable growth and best position the Company for future success,” said Larry Merlo, Kenvue’s Chair of the Board. “The Board’s strategic review is underway, and we are considering a broad range of potential alternatives, including ways to simplify the Company’s portfolio and how it operates. At the same time, with the CEO transition and recent appointment of a new CFO, we are aligning leadership expertise to drive the Company forward. We are confident that the steps we are taking put Kenvue on the right path to deliver both near- and long-term value creation for shareholders.”

Initiating CEO Transition

The Board has appointed Mr. Kirk Perry as Interim Chief Executive Officer, effective immediately. Mr. Perry is a current Kenvue director and seasoned consumer products and brand strategist with more than 30 years of global consumer-packaged goods, technology and business transformation experience and a proven track record. Mr. Thibaut Mongon has departed the Company and stepped down from the Kenvue Board. Leading executive search firm, Heidrick & Struggles, is assisting in the search for the Company’s next Chief Executive Officer.

“We are very pleased to have a leader of Kirk’s caliber and experience step into the role of Interim CEO to lead Kenvue during this important time,” added Mr. Merlo. “His deep knowledge of the intersection of technology, data and global consumers has already been an asset during his time on the Board and we look forward to Kenvue continuing to benefit from his expertise and leadership in this additional role.” Mr. Merlo continued, “On behalf of the Board, I want to thank Thibaut for his oversight in establishing Kenvue as a standalone company and for his commitment to the organization throughout his tenure.”

Mr. Perry stated, “I have seen firsthand Kenvue’s many strengths and share the Board’s confidence in the Company’s growth and value creation opportunities. As interim CEO, I am excited to leverage my decades of experience leading businesses across the consumer and technology industries and work with the Board and leadership team to put the business on the strongest footing to deliver on Kenvue’s full potential and realize our goal of top-tier financial performance.”

Advancing Strategic Review

The Board had previously initiated a comprehensive review of strategic alternatives and has established a Strategic Review Committee to oversee the ongoing process. The strategic review will consider a broad range of potential alternatives, including optimizing the Company’s brand portfolio, while improving execution and enhancing operating performance to accelerate profitable growth and unlock the inherent value in Kenvue.

The Board and the Strategic Review Committee are being advised by Centerview Partners and McKinsey & Company. The Company plans to update shareholders as the strategic review progresses.

Select Preliminary Second Quarter 2025 Financial Results

The Company additionally today reported select preliminary financial results for the second quarter ended June 29, 2025.

Select Preliminary Results Fiscal Three Months Ended June 29, 2025
Net sales change	(4.0)%
Organic sales[1] change	(4.2)%
Diluted earnings per share	$0.21 to $0.22
Adjusted diluted earnings per share[1]	$0.28 to $0.29

The Company will report its full second quarter 2025 financial results on August 7, 2025 and, at that time, will also revise its full year 2025 outlook.

See the tables below for the reconciliation of historic non-GAAP measures to the most directly comparable GAAP measures.

About Kirk Perry

Mr. Perry, who joined Kenvue’s Board of Directors in December 2024, is a seasoned consumer products and brand strategist with more than 30 years of global consumer-packaged goods, technology and business transformation experience. He brings a deep understanding of the global consumer marketplace from both the manufacturer and technology perspective. Mr. Perry most recently served as President and Chief Executive Officer of Circana, a global provider of technology, data and predictive analytics for the consumer, retail and media sectors, and he continues to serve on the Circana board. He led the company through its rebrand and launch as Circana, following the merger of Information Resources, Inc. (IRI) and The NPD Group, having previously served as Chief Executive Officer of IRI. Prior to Circana (and IRI), Mr. Perry served as President, Global Client and Agency Solutions at Google, and was responsible for driving Google’s global revenue and growing its relationships with the world’s largest advertisers and advertising agencies. Previously, Mr. Perry spent 23 years with Procter & Gamble, where he held several positions of increasing responsibility in general management and marketing roles, including President of Global Family Care; Vice President, U.S. Operations and North America Marketing, P&G’s biggest region; and Vice President, North America Baby Care. Mr. Perry also serves as a board member of The J.M. Smucker Company.

About Kenvue

Kenvue is the world’s largest pure-play consumer health company by revenue. Built on more than a century of heritage, our iconic brands, including Aveeno®, BAND-AID® Brand, Johnson’s®, Listerine®, Neutrogena® and Tylenol®, are science-backed and recommended by healthcare professionals around the world. At Kenvue, we realize the extraordinary power of everyday care. Our teams work every day to put that power in consumers’ hands and earn a place in their hearts and homes. Learn more at www.kenvue.com.

1Non-GAAP Financial Measures

The Company uses certain non-GAAP financial measures to supplement the financial measures prepared in accordance with U.S. GAAP. There are limitations to the use of the non-GAAP financial measures presented herein. These non-GAAP financial measures are not prepared in accordance with U.S. GAAP nor do they have any standardized meaning under U.S. GAAP. In addition, other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Accordingly, the non-GAAP financial measures may not be comparable to such similarly titled non-GAAP financial measures used by other companies. The Company cautions you not to place undue reliance on these non-GAAP financial measures, but instead to consider them with the most directly comparable U.S. GAAP measure. These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation. These non-GAAP financial measures should be considered supplements to, not substitutes for, or superior to, the corresponding financial measures calculated in accordance with U.S. GAAP.

The Company believes the presentation of these measures is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. The Company believes these measures help improve investors’ ability to understand the Company’s operating performance and makes it easier to compare the Company’s results with other companies. In addition, the Company believes these measures are also among the primary measures used externally by the Company’s investors, analysts, and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in our industry.

Below are definitions and the reconciliation to the most closely related GAAP measures for the non-GAAP measures used in this press release.

Adjusted diluted earnings per share: We define Adjusted diluted earnings per share as Adjusted net income divided by the weighted average number of diluted shares outstanding. Management views this non-GAAP measure as useful to investors as it provides a supplemental measure of the Company’s performance over time.

Adjusted net income: We define Adjusted net income as U.S. GAAP Net income adjusted for amortization of intangible assets, restructuring expenses and operating model optimization initiatives, costs incurred in connection with our establishment as a standalone public company (“Separation-related costs”), other adjustments (conversion of stock-based awards, stock-based awards granted to individuals employed by Kenvue as of October 2, 2023 (“Founder Shares”), and the impact of the deferred transfer of certain assets and liabilities from Johnson & Johnson in certain jurisdictions (the “Deferred Markets”)), and their related tax impacts (i.e. special items). Adjusted net income excludes the impact of items that may obscure trends in our underlying performance. Management believes this non-GAAP measure is useful to investors as the Company uses Adjusted net income for strategic decision making, forecasting future results, and evaluating current performance.

Organic sales: We define Organic sales as U.S. GAAP Net sales excluding the impact of changes in foreign currency exchange rates and the impact of acquisitions and divestitures. We report changes in Organic sales on a period-over-period basis. Management believes reporting period-over-period changes in Organic sales provides investors with additional, supplemental information that is useful in assessing the Company’s results of operations by excluding the impact of certain items that we believe do not directly reflect our underlying operations.

Cautions Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Company intends that such forward-looking statements be subject to the safe harbors created thereby. All statements, other than statements of historical facts, included in this press release are forward-looking statements. Such forward-looking statements include statements regarding the review of strategic alternatives conducted by the Board and the outcome and timing of the review process. Future events and actual results could differ materially from those set forth in, contemplated or suggested by, or underlying the forward-looking statements. There can be no assurances that results described in forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties, including, but not limited to: the inability to execute on the Company’s business development strategy; inflation and other economic factors, such as interest rate and currency exchange rate fluctuations, as well as existing or proposed tariffs and other constraints on trade both in the U.S. and in foreign markets; the ability to successfully manage local, regional, or global economic volatility, including reduced market growth rates, and to generate sufficient income and cash flow to allow the Company to effect any expected share repurchases and dividend payments; the Company’s ability to maintain satisfactory credit ratings and access capital markets, which could adversely affect its liquidity, capital position, and borrowing costs; competition, including technological advances, new products, and intellectual property attained by competitors; challenges inherent in new product research and development; uncertainty of commercial success for new and existing products and digital capabilities; challenges to intellectual property protections including counterfeiting; the ability of the Company to successfully execute strategic plans, including Our Vue Forward and other restructuring or cost-saving initiatives; the impact of business combinations and divestitures, including any ongoing or future transactions; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations and other requirements imposed by stakeholders; changes in behavior and spending patterns of consumers; natural disasters, acts of war, or terrorism, catastrophes, or epidemics, pandemics, or other disease outbreaks; financial instability of international economies and legal systems and sovereign risk; the inability to realize the benefits of the separation from the Company’s former parent, Johnson & Johnson, and the risk of disruption or unanticipated costs in connection with the separation; the outcome and timing of the strategic review process, which may be suspended or modified at any time; the possibility that the Company may decide not to undertake a strategic alternative following the Board’s strategic review process; the Company’s inability to consummate any proposed strategic alternative resulting from the strategic review due to, among other things, market, regulatory and other factors; the potential for disruption to the Company’s business resulting from the strategic review process; and potential adverse effects on the Company’s stock price from the announcement, suspension or consummation of the strategic review process and the results thereof. Other important factors that could cause the Company’s actual results to differ materially from those in its forward-looking statements include those discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the SEC. Any forward-looking statements made by the Company in this press release speak only as of the date on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Financial Disclosure Advisory

All financial data in this press release is preliminary and represents the most current information available to the Company’s management, as financial closing procedures for the quarter ended June 29, 2025 are not yet complete. These estimates are not a comprehensive statement of the Company’s financial results for the quarter ended June 29, 2025 and actual results may differ from these estimates as a result of the completion of normal quarter-end accounting procedures and adjustments, including the preparation and review of the Company’s financial statements for the quarter ended June 29, 2025 and the subsequent occurrence or identification of events prior to the formal issuance of our second quarter financial results.

The following table presents a reconciliation of the change in preliminary Net sales, as reported, to the change in preliminary Organic sales, a non-GAAP measure, for the period presented:

			Fiscal Three Months Ended June 29, 2025 vs June 30, 2024
	Net Sales				Impact of	Acquisitions
(Unaudited; Dollars in Millions)	June 29, 2025	June 30, 2024	Reported Net Sales Change		Foreign Currency	and Divestitures	Total Organic Sales Change
Total	$3,839	$4,000	$(161)	(4.0)%	0.3%	(0.1)%	(4.2)%

The following table presents a reconciliation of preliminary Net income, as reported, to preliminary Adjusted net income, a non-GAAP measure, for the period presented:

Fiscal Three Months Ended
(Unaudited; Dollars in Millions)	June 29, 2025
Net Income	$396 — $428
Adjustments:
Amortization of intangible assets	64
Restructuring expenses and operating model optimization initiatives	68
Separation-related costs	24
Tax impact on special item adjustments	(28)
Other	12
Adjusted net income (non-GAAP)	$536 — $568

The following table presents a reconciliation of preliminary Diluted earnings per share, as reported, to preliminary Adjusted diluted earnings per share, a non-GAAP measure, for the period presented:

Fiscal Three Months Ended
(Unaudited)	June 29, 2025
Diluted earnings per share	$0.21 — $0.22
Adjustments:
Amortization of intangible assets	0.03
Restructuring expenses and operating model optimization initiatives	0.04
Separation-related costs	0.01
Tax impact on special item adjustments	(0.01)
Adjusted diluted earnings per share (non-GAAP)	$0.28 — $0.29

Contacts

Investor Relations:
Sofya Tsinis
Kenvue_IR@kenvue.com

Media Relations:
Melissa Witt
media@kenvue.com